Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

OPPORTUNITY PLUS

Supplement dated June 22, 2017 to the Contract Prospectus
and Contract Prospectus Summary, each dated May 1, 2017, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the BlackRock Mid Cap Value Opportunities Fund.

The BlackRock Mid Cap Value Opportunities Fund has changed its name to BlackRock Mid Cap Dividend Fund.  All references to the BlackRock Mid Cap Value Opportunities Fund in the Contract Prospectus and Contract Prospectus Summary are hereby deleted and replaced with BlackRock Mid Cap Dividend Fund.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.75962-17A	June 2017